Pursuant to Rule 497(e)

Registration No. 33-8746

THE TOCQUEVILLE TRUST

The Tocqueville Genesis Fund

SUPPLEMENT DATED AUGUST 17, 2006, TO THE

PROSPECTUS DATED FEBRUARY 28, 2006

The Board of Trustees (the “Board”) of The Tocqueville Trust has determined that it is in the best interests of The Tocqueville Genesis Fund (the “Genesis Fund”) and its shareholders to reorganize the Genesis Fund into The Tocqueville Fund (the “Tocqueville Fund” and together with the Genesis Fund, the “Funds”), both Funds are series of The Tocqueville Trust, in a tax-free reorganization, subject to shareholder approval. In making this determination, the Board considered a number of factors, including, the similarity of the investment objectives of the Funds; the greater asset size of the Tocqueville Fund; the relative performance of the Funds; that the proposed reorganization would be tax-free for shareholders of the Genesis Fund and would have no tax impact on shareholders of the Tocqueville Fund; and the interests of the Funds’ shareholders would not be diluted as a result of the proposed reorganization.

Pursuant to the reorganization, all of the Genesis Fund's assets and liabilities will be transferred to the Tocqueville Fund, in exchange for shares of the Tocqueville Fund. If the Genesis Fund's shareholders approve the proposal, they will receive shares of the Tocqueville Fund, the total value of which is equal to the total value of their shares of the Genesis Fund on the date of the merger, after which the Genesis Fund will cease operations. Under the terms of the reorganization, shareholders of the Genesis Fund would become shareholders of the Tocqueville Fund. No sales charges or redemption fees would be imposed on the proposed transfer. The Genesis Fund expects to obtain an opinion of counsel that the transaction will not result in gain or loss to Genesis Fund shareholders for federal income tax purposes. All expenses of implementing the reorganization will be born by Tocqueville Asset Management L.P.

On or about October 27, 2006, the Genesis Fund expects to convene a special meeting of the Genesis Fund's shareholders. The record date for those shareholders entitled to notice of and to vote at the special meeting is expected to be on or about September 1, 2006. If the Genesis Fund's shareholders approve the proposed merger, the Genesis Fund anticipates that the merger will take place soon after that meeting. The Genesis Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed on or about September 20, 2006.

Until the merger is completed, shares of the Genesis Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Genesis Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

The Genesis Fund’s portfolio manager will continue to make investments on behalf of the Genesis Fund, but will now more closely track the investment strategies of the Tocqueville Fund. This means that shareholders should be aware that the Genesis Fund is no longer pursuing its stated investment strategies. The Genesis Fund's shareholders also may

Pursuant to Rule 497(e)

Registration No. 33-8746

continue to purchase or redeem Genesis Fund shares, as described in the Prospectus, before the closing of the proposed merger.